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                                  EXHIBIT 23(a)

                         CONSENT OF ARTHUR ANDERSEN LLP
                         ------------------------------


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 1997, included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.


Lancaster, Pennsylvania                              /s/ARTHUR ANDERSEN LLP

May 6, 1997